SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.         )

Filed by the Registrant    ☐

Filed by a Party other than the Registrant    ☑

Check the appropriate box:

☑    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by

Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting material Pursuant to Rule 14a-12

THE NEW YORK TIMES COMPANY

(Name of Registrant as Specified In Its Charter)

HARBINGER CAPITAL PARTNERS NY, LLC

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PRELIMINARY COPY

SUBJECT TO COMPLETION, DATED FEBRUARY 29, 2008

HARBINGER CAPITAL PARTNERS NY, LLC

555 Madison Avenue, 16th Floor

New York, New York 10022

[            ], 2008

Dear Fellow Stockholders:

Harbinger Capital Partners NY, LLC, a limited liability company formed under the laws of Delaware (“Harbinger NY”), is the beneficial owner, as of [                ], 2008 of an aggregate of [                ] shares of Class A common stock, par value $0.10 per share (“Class A Stock”), of The New York Times Company, a New York Corporation (the “Company”) held in street name, representing approximately [                ] percent of the issued and outstanding shares of Class A Stock as of February 22, 2008 (based on the information disclosed in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission). Harbinger Capital Partners Master Fund I, Ltd., an exempted company organized under the laws of the Cayman Islands (the “Master Fund”), and Harbinger Capital Partners Special Situations Fund, L.P., a limited partnership formed under the laws of Delaware (the “Special Fund” and, together with the Master Fund, the “HCP Funds”), Class A-1 Members of Harbinger NY (as described in greater detail in Annex A to this proxy statement), each hold 100 shares of Class A Stock as direct record owner. We believe Harbinger NY and the HCP Funds are collectively the largest holder of Class A Stock.

Harbinger NY believes that the future of The New York Times depends on the willingness of its management and board of directors to take bold action to adapt to the changing media landscape. We believe that this challenge requires fresh, independent leadership in the boardroom. Toward that end, we have nominated four highly motivated and talented individuals who we believe will bring to the Company’s board of directors a renewed sense of urgency and responsiveness to stockholders.

Harbinger NY and certain of its affiliates and associates are seeking your support at the upcoming 2008 Annual Meeting of Stockholders, which is scheduled to be held on April 22, 2008 at 10:00 a.m., Eastern Time, at TheTimesCenter, 242 West 41st Street, New York, NY 10018, including any adjournments or postponements thereof and any special meeting that may be called in lieu thereof (the “2008 Annual Meeting”), to take the following actions:

(1)	To vote “FOR” the election of Scott Galloway, James A. Kohlberg, Allen L. Morgan and Gregory Shove (collectively the “HCP Nominees”) to serve as the four Class A directors on the Company’s board of directors;

(2)	To vote “FOR” the Company’s proposal to ratify the selection of Ernst & Young LLP, an independent registered public accounting firm, as the Company’s auditors for the fiscal year ending December 28, 2008; and

(3)	To vote in their discretion on such other matters as may properly come before the 2008 Annual Meeting for approval by Class A stockholders.

The attached proxy statement and form of GREEN proxy card are first being furnished to the Class A stockholders of the Company on or about [            ], 2008.

The Company has two classes of outstanding voting securities, Class A Stock and Class B common stock, par value $0.10 per share (“Class B Stock”). Of the thirteen directors to be elected at the 2008 Annual Meeting, four will be elected by the holders of Class A Stock, voting separately as a class, and nine will be elected by the holders of Class B Stock, voting separately as a class. Harbinger NY and certain of its affiliates and associates are soliciting proxies of Class A stockholders pursuant to this proxy statement to elect the HCP Nominees as Class A directors and to approve each of the other proposals described in this proxy statement. Harbinger NY is not soliciting proxies from the holders of Class B Stock.

The HCP Nominees, if elected to the Company’s board of directors, will serve with the other directors as members of one board of directors with fiduciary responsibilities towards all stockholders of the Company. Messrs. Galloway, Kohlberg, Morgan and Shove are each committed to acting in the best interest of the Company’s stockholders and each has consented to being named in this proxy statement and, if elected, to serve on the Company’s board of directors. We believe that your voice in the future of the Company can best be expressed through the election of Messrs. Galloway, Kohlberg, Morgan and Shove at the 2008 Annual Meeting and the approval of each of the proposals described in this proxy statement.

ACCORDINGLY, HARBINGER NY URGES YOU TO CAREFULLY CONSIDER THE INFORMATION CONTAINED IN THE ATTACHED PROXY STATEMENT AND THEN SUPPORT ITS EFFORTS BY USING THE GREEN PROXY CARD TODAY TO VOTE “FOR” THE ELECTION OF EACH OF THE HCP NOMINEES AND “FOR” THE APPROVAL OF EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

IF YOUR SHARES WERE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON FEBRUARY 22, 2008, THE RECORD DATE FOR THE 2008 ANNUAL MEETING, ONLY IT CAN VOTE SUCH SHARES. ACCORDINGLY, PLEASE VOTE YOUR SHARES ACCORDING TO THE VOTING INSTRUCTIONS PROVIDED BY YOUR NOMINEE OR CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO VOTE ON YOUR BEHALF USING THE GREEN PROXY CARD AS SOON AS POSSIBLE.

IMPORTANT

HARBINGER NY URGES YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY THE COMPANY WITH RESPECT TO THE CLASS A STOCK. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BEFORE IT IS VOTED AT THE MEETING BY: DELIVERING A SECOND SIGNED PROXY CARD DATED LATER THAN THE FIRST SIGNED PROXY CARD; VOTING AT A LATER TIME BY TELEPHONE OR THE INTERNET; OR ATTENDING THE 2008 ANNUAL MEETING AND VOTING IN PERSON. SEE “QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION” IN THE ATTACHED PROXY STATEMENT.

If you have any questions or require any assistance with your vote, please contact:

D.F. KING & CO., INC.

48 Wall Street 22nd Floor

New York, NY 10005

CALL TOLL FREE: (800) 659-5550

OR

BANKS AND BROKERS CALL COLLECT: (212) 269-5550

OR

EMAIL: info@dfking.com

Only holders of record of the Class A Stock or Class B Stock as of the close of business on February 22, 2008, the record date set by the Company’s board of directors with respect to the 2008 Annual Meeting, are entitled to attend and to vote at, the 2008 Annual Meeting. Beneficial owners of Class A Stock who hold their shares in Street name may attend and vote in person at the 2008 Annual Meeting only if they obtain a legal proxy from their broker or other nominee. Consistent with the voting rights of the Class A stockholders under the Company’s certificate of incorporation, the proxy solicitation described in the attached proxy statement is being furnished to the Class A stockholders only and you are requested to furnish the undersigned with the GREEN proxy card to vote “FOR” the election of each of the HCP Nominees and “FOR” the approval of each of the proposals described in this proxy statement.

SEND THE COMPANY’S BOARD OF DIRECTORS A MESSAGE IT CAN’T IGNORE!

Thank you for your support.

HARBINGER CAPITAL PARTNERS NY, LLC

PRELIMINARY COPY

SUBJECT TO COMPLETION, DATED FEBRUARY 29, 2008

PROXY STATEMENT

OF

HARBINGER CAPITAL PARTNERS NY, LLC,

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.,

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.,

HARBINGER CAPITAL PARTNERS OFFSHORE MANAGER, L.L.C.,

HMC INVESTORS, L.L.C.,

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS GP, LLC,

HMC – NEW YORK, INC.,

HARBERT MANAGEMENT CORPORATION,

PHILIP FALCONE,

RAYMOND J. HARBERT,

MICHAEL D. LUCE,

FIREBRAND INVESTMENTS, LLC,

SCOTT GALLOWAY,

JAMES A. KOHLBERG,

ALLEN L. MORGAN,

AND

GREGORY SHOVE

2008 ANNUAL MEETING OF STOCKHOLDERS

OF

THE NEW YORK TIMES COMPANY

This proxy statement and the enclosed GREEN proxy card are being furnished to you, the Class A stockholders of The New York Times Company, a New York corporation (the “Company”), by Harbinger Capital Partners NY, LLC (formerly named Firebrand/Harbinger, LLC), a limited liability company formed under the laws of Delaware (“Harbinger NY”), in connection with the solicitation of proxies from the Company’s Class A stockholders to be used at the 2008 Annual Meeting of Stockholders, including any adjournments or postponements thereof and any special meeting that may be called in lieu thereof (the “2008 Annual Meeting”). The 2008 Annual Meeting is scheduled to be held on April 22, 2008 at 10:00 a.m., Eastern Time, at TheTimesCenter, 242 West 41st Street, New York, NY 10018. The principal executive offices of the Company are located at 620 Eighth Avenue, New York, NY 10018.

This proxy statement and the form of GREEN proxy card are first being furnished to the Company’s Class A stockholders on or about [            ], 2008. The Company has two classes of outstanding voting securities, Class A common stock, par value $0.10 per share (“Class A Stock”) and Class B common stock, par value $0.10 per share (“Class B Stock”). Stockholders who are record holders of Class A Stock or Class B Stock at the close of business on February 22, 2008, the record date set by the Company’s board of directors with respect to the 2008 Annual Meeting (the “Record Date”), will be entitled to vote at the 2008 Annual Meeting. For the number of shares of Class A Stock issued and outstanding as of the Record Date and entitled to vote at the 2008 Annual Meeting, please see the Company’s definitive proxy statement when filed with the Securities and Exchange Commission.

Pursuant to this proxy statement, Harbinger NY and certain of its affiliates and associates are soliciting proxies of Class A stockholders only to elect four nominees as Class A directors and to approve each of the proposals described in this proxy statement. Harbinger NY is not soliciting proxies of Class B stockholders with respect to

i

any of the matters upon which the Class B stockholders are entitled to vote at the 2008 Annual Meeting. The Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) provides Class A stockholders with one vote for each share of Class A Stock held in the election of 30 percent of the Company’s board of directors (or the nearest larger whole number if such percentage is not a whole number), voting separately and as a class, and Class B stockholders with one vote for each share of Class B Stock held in the election of the balance of the Company’s board of directors, voting separately and as a class. Accordingly, of the thirteen directors to be elected at the 2008 Annual Meeting, four will be elected by the Class A stockholders, voting separately as a class, and nine will be elected by the Class B stockholders, voting separately as a class. In addition, the affirmative vote of a majority of the Class A Stock and Class B Stock represented at the 2008 Annual Meeting, in person or by proxy, voting together as one class, is required to ratify the selection of Ernst & Young LLP as the Company’s auditors for the fiscal year ending December 28, 2008. According to the Certificate of Incorporation, except as otherwise required by the laws of the State of New York and the matters specifically set forth in the Certificate of Incorporation, for all other matters requiring a vote of the Company’s stockholders, the entire voting power is vested solely and exclusively in the Class B Stockholders.

This proxy statement and the enclosed GREEN proxy card are being furnished to the Company’s Class A stockholders by Harbinger NY and certain of its affiliates and associates in connection with the solicitation of proxies of the holders of Class A Stock for the following:

(1)	To vote “FOR” the election of Scott Galloway, James A. Kohlberg, Allen L. Morgan and Gregory Shove (the “HCP Nominees”) to serve as the four Class A directors on the Company’s board of directors;

(2)	To vote “FOR” the Company’s proposal to ratify the selection of Ernst & Young LLP, an independent registered public accounting firm, as the Company’s auditors for the fiscal year ending December 28, 2008; and

(3)	to grant to the proxy holders discretion to vote on all other matters as may properly come before the 2008 Annual Meeting for approval by Class A stockholders.

THIS SOLICITATION IS BEING MADE BY HARBINGER NY AND CERTAIN OF ITS AFFILIATES AND ASSOCIATES AND NOT ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS OR MANAGEMENT.

Harbinger NY is the beneficial owner, as of [                ], 2008 of [                ] shares of Class A Stock held in street name, representing in the aggregate approximately [                ] percent of the shares of Class A Stock issued and outstanding as of February 22, 2008 (based on the information disclosed in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission). Harbinger Capital Partners Master Fund I, Ltd., an exempted company organized under the laws of the Cayman Islands (the “Master Fund”), and Harbinger Capital Partners Special Situations Fund, L.P., a limited partnership formed under the laws of Delaware (the “Special Fund” and, together with the Master Fund, the “HCP Funds”), Class A-1 Members of Harbinger NY (as described in greater detail in Annex A to this proxy statement), each holds 100 shares of Class A Stock as direct record owner. Neither Harbinger NY nor the HCP Funds beneficially own any shares of Class B Stock. We believe Harbinger NY and the HCP Funds are collectively the largest holder of Class A Stock.

Harbinger NY and the HCP Funds intend to vote all of their shares of Class A Stock at the 2008 Annual Meeting: (1) “FOR” the election of the HCP Nominees as the four Class A directors on the Company’s board of directors, (2) “FOR” the Company’s proposal to ratify the selection of Ernst & Young LLP as the Company’s auditors for the fiscal year ending December 28, 2008, and (3) to grant discretionary authority to the proxy holders to vote on all matters as may properly come before the 2008 Annual Meeting for approval by the Class A stockholders.

In addition to the beneficial ownership described above (i) the HCP Funds, Class A-1 Members of Harbinger NY (as described in greater detail in Annex A to this proxy statement), by virtue of their control over the voting and disposition of the shares of Class A Stock contributed to Harbinger NY or acquired by Harbinger NY with capital

ii

contributed to Harbinger NY by the HCP Funds, may be deemed to beneficially own such shares of Class A Stock held by Harbinger NY, (ii) Harbinger Capital Partners Offshore Manager, L.L.C. (“Harbinger Manager”), the investment manager of the Master Fund, and HMC Investors, L.L.C. (“HMC Investors”), the managing member of Harbinger Manager, may be deemed to beneficially own shares of Class A Stock held by the Master Fund and shares of Class A Stock contributed to Harbinger NY or acquired by Harbinger NY with capital contributed to Harbinger NY by the Master Fund, (iii) Harbinger Capital Partners Special Situations GP, LLC, the general partner of the Special Fund (“HCPSS”), and HMC—New York, Inc. (“HMCNY”), the managing member of HCPSS, may be deemed to beneficially own the shares of Class A Stock held by the Special Fund and the shares of Class A Stock contributed to Harbinger NY or acquired by Harbinger NY with capital contributed to Harbinger NY by the Special Fund, and (iv) Harbert Management Corporation (“HMC”), the managing member of HMC Investors and the parent of HMCNY, Philip A. Falcone, a stockholder of HMC and the portfolio manager of the Master Fund and the Special Fund, Raymond J. Harbert, a stockholder of HMC, and Michael D. Luce, a stockholder of HMC, may be deemed to beneficially own the shares of Class A Stock held by the Master Fund and the Special Fund and the shares of Class A Stock contributed to Harbinger NY or acquired by Harbinger NY with capital contributed to Harbinger NY by the HCP Funds (the Master Fund, Harbinger Manager, HMC Investors, HMC, Special Fund, HCPSS, HMCNY, Philip A. Falcone, Raymond J. Harbert and Michael D. Luce are collectively referred to herein as the “Harbinger Persons”). Each of Harbinger Manager, HMC Investors, HMC, HCPSS, HMCNY, Mr. Falcone, Mr. Harbert and Mr. Luce disclaim beneficial ownership of the shares of Class A Stock, except to the extent of its or his pecuniary interest therein.

The solicitation outlined in this proxy statement is being made by Harbinger NY. The Harbinger Persons, Firebrand Investments, LLC, a Delaware limited liability company (“Firebrand”), and the HCP Nominees comprise the “Participants” in the solicitation described in this proxy statement. Information concerning the Participants is provided in this proxy statement under the headings “BACKGROUND OF THE HCP NOMINEES”, “OTHER INFORMATION ABOUT THE HCP NOMINEES AND HARBINGER NY” and “ADDITIONAL INFORMATION” and in Annex A to this proxy statement.

IMPORTANT NOTE:

You should rely only on the information contained in this proxy statement to vote for the HCP Nominees and to approve each of the proposals described in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated [            ], 2008. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary. All information relating to any person other than the Participants is given only to the knowledge of Harbinger NY.

[Remainder of Page Intentionally Left Blank]

iii

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements. These statements may be identified by the use of forward-looking terminology such as the words “expects,” “intends,” “believes,” “anticipates” and other terms with similar meaning indicating possible future events or actions or potential impact on the business or stockholders of the Company. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, among others, the ability to successfully solicit sufficient proxies to elect the HCP Nominees to the Company’s board of directors, the ability of the HCP Nominees to influence the Class B directors and the management of the Company and to improve the corporate governance and strategic direction of the Company, and risk factors associated with the business of the Company, as described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2007, and in other periodic reports of the Company, which are available at no charge at the website of the Securities and Exchange Commission at http://www.sec.gov. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results.

[Remainder of Page Intentionally Left Blank]

QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION

Who is Making this Solicitation?

The solicitation outlined in this proxy statement is being made by Harbinger NY. The other Harbinger Persons, Firebrand and the HCP Nominees also are participants in the solicitation described in this proxy statement. Harbinger NY is the beneficial owner of [    ] shares of Class A Stock held in street name. The HCP Funds, Class A-1 Members of Harbinger NY (as described in greater detail in Annex A to this proxy statement), each holds 100 shares of Class A Stock as direct record owner.

Why am I being asked to vote?

You are being asked to vote:

(1)	to elect Scott Galloway, James A. Kohlberg, Allen L. Morgan and Gregory Shove to serve as the four Class A directors on the Company’s board of directors, as further described in this proxy statement under the heading “PROPOSAL 1: ELECTION OF THE HCP NOMINEES AS CLASS A DIRECTORS TO THE BOARD OF DIRECTORS”;

(2)	on the Company’s proposal to ratify the selection of Ernst & Young LLP as the Company’s auditors for the fiscal year ending December 28, 2008, as further described in this proxy statement under the heading “PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTING FIRM”; and

(3)	to grant to the proxy holders discretion to vote on all other matters as may properly come before the 2008 Annual Meeting for approval by the Class A stockholders, as further described in this proxy statement under the heading “OTHER MATTERS.”

What is the recommendation of Harbinger NY?

Harbinger NY recommends you vote using the GREEN proxy card:

(1)	“FOR” the election of Scott Galloway, James A. Kohlberg, Allen L. Morgan and Gregory Shove to serve as the four Class A directors on the Company’s board of directors;

(2)	“FOR” the Company’s proposal to ratify the selection of Ernst & Young LLP as the Company’s auditors for the fiscal year ending December 28, 2008; and

(3)	to grant to the proxy holders discretion on all other matters as may properly come before the 2008 Annual Meeting for approval by the Class A stockholders.

What do I need to do now?

This proxy statement contains important information about Harbinger NY and the other Participants. We urge you to read this proxy statement carefully, including its annexes. After carefully reading and considering the information set forth in this proxy statement, please vote your shares of Class A Stock owned on the Record Date using the GREEN proxy card, or provide proper voting instructions with respect to such shares to your broker or other nominee, as soon as possible so that your shares of Class A Stock will be represented at the 2008 Annual Meeting.

Who may vote?

Class A stockholders of the Company, as recorded in the Company’s stock register at the close of business on the Record Date, may vote at the 2008 Annual Meeting for the election of four Class A directors to the Company’s board of directors and for the ratification of the selection of Ernst & Young LLP as the Company’s auditors for the fiscal year ending December 28, 2008.

How many shares are outstanding?

For the number of shares of Class A Stock and Class B Stock issued and outstanding as of the Record Date and entitled to vote at the 2008 Annual Meeting, please see the Company’s definitive proxy statement when filed with the Securities and Exchange Commission.

Who may attend the 2008 Annual Meeting?

All Company stockholders of record as of the Record Date may attend the 2008 Annual Meeting. If you hold your stock in street name, you may attend and vote in person at the 2008 Annual Meeting if you obtain a legal proxy from your broker or other nominee.

How do proxies work?

Harbinger NY is asking you to appoint [            ] and [            ] as your proxy holders to vote your shares of Class A Stock at the 2008 Annual Meeting. You make this appointment by voting the enclosed GREEN proxy card or by using one of the voting methods described below. Giving us your proxy means you authorize the proxy holders to vote your shares at the 2008 Annual Meeting according to the directions you provide. You may vote for all, some or none of our director candidates. You also may vote for or against the other voting proposals, or abstain from voting.

By voting the enclosed GREEN proxy card or through the telephone or Internet voting procedures described below, you also authorize your proxy holders to vote your shares of Class A Stock in their discretion on any matters not known by Harbinger NY at the time this Proxy Statement was printed and that, under the Company’s By-Laws, may be properly presented for action by the Class A stockholders at the 2008 Annual Meeting.

What votes are required?

Proposal 1—Election of the HCP Nominees to the Company’s Board of Directors

A plurality of the votes cast is required for the election of directors. This means that the four nominees for director who receive the most votes by the Class A stockholders will be elected as Class A directors. Harbinger NY recommends that you vote “FOR” the election of each of the HCP Nominees as a Class A director.

Proposal 2—Ratification of Selection of Independent Accounting Firm

The ratification of the appointment of Ernst & Young LLP as the Company’s auditors for the fiscal year ending December 28, 2008 requires the affirmative vote of a majority of the Class A Stock and Class B Stock represented at the 2008 Annual Meeting, in person or by proxy, voting together as one class. Harbinger NY recommends that you vote “FOR” this proposal.

What is a “quorum” and why is it necessary?

According to the Company’s By-laws, the holders of record of a majority of the shares of stock issued and outstanding and entitled to vote, present in person or by proxy, will constitute a quorum at each meeting of stockholders for the transaction of business, provided that, when any specified action is required to be voted upon by a class of stock voting as a class, the holders of a majority of the shares of such class is required and will constitute a quorum for the transaction of such specified action.

The presence at the 2008 Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Class A Stock issued and outstanding on the Record Date will constitute a quorum, permitting the business of the Class A stockholders to be conducted at such meeting. The presence at the 2008 Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Class B Stock issued and outstanding on the Record Date will constitute a quorum, permitting the business of the Class B stockholders to be conducted at such meeting.

What happens if I fail to instruct my broker?

If you hold your shares in street name through a broker, bank or other custodian, only it can vote your shares, and only upon your specific instruction. Because this is a “contested” meeting, if you fail to instruct your broker on how to vote your shares, your broker will not be able to vote your shares.

What happens if I abstain from voting?

If you give instructions to abstain from voting, your shares will not be voted on any matter. Abstentions and non-votes by brokers, banks and other nominee holders of record will have no effect on the outcome of the vote on Proposal 1 above and will have the same effect as a vote against Proposal 2 above.

How do I vote my shares?

If your shares are held in your name, you can vote by proxy as follows:

•

Vote by Telephone—Please call toll-free from the U.S. or Canada the phone number listed on your proxy card and follow the simple instructions provided. You will be required to provide the unique control number printed on your proxy card.

•

Vote by Internet—Please access the website listed on your proxy card and follow the simple instructions provided. Please note you must type an “s” after http. You will be required to provide the unique control number printed on your proxy card.

You may vote by telephone or Internet 24 hours a day, 7 days a week until 11:59 p.m. Eastern Time, the day before the 2008 Annual Meeting . Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card.

•

Vote by Mail—If you do not have access to a touch-tone telephone or to the Internet or wish to vote by mail, please sign, date and return the proxy card in the envelope provided, or mail to: Harbinger Capital Partners NY, LLC, c/o D.F. King & Co., Inc. 48 Wall Street, 22nd Floor, New York, NY 10005.

The telephone and Internet voting procedures use a control number that appears on your GREEN proxy card to authenticate you as a stockholder of record and to allow you to confirm that your voting instructions have been correctly recorded. If you vote by Internet or telephone, you do not need to return the GREEN proxy card.

Your proxy voting instructions, whether by Internet, telephone or mail, cover all shares of Class A Stock registered in your name.

How do I vote shares I hold through a nominee?

If you hold shares through someone else, such as a stockbroker, bank or nominee, you will receive voting material from that firm. You can complete the firm’s GREEN voting form and return it as requested by the firm. If the firm offers Internet or telephone voting, the voting form will contain instructions on how to access those voting methods.

If you hold your shares in a stock brokerage account or by a bank or other nominee, you will not be able to vote in person at the 2008 Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the 2008 Annual Meeting.

What happens if I return a signed proxy without voting instructions?

If you do return a signed GREEN proxy card without providing voting instructions, your shares of Class A Stock will be voted: (1) “FOR” the election of each of the HCP Nominees as a Class A director, (2) “FOR” the Company’s proposal to ratify the selection of Ernst & Young LLP as the Company’s auditors for the fiscal year ending December 28, 2008, and (3) to grant discretionary authority to the proxy holders to vote on all matters as may properly come before the 2008 Annual Meeting for approval by the Class A stockholders.

How do I revoke a proxy?

You may revoke your proxy before it is voted at the meeting by:

•	delivering a second signed proxy card dated later than the first signed proxy card;

•	voting at a later time by telephone or the Internet; or

•	attending the 2008 Annual Meeting and voting in person.

If you are a street name stockholder, and you vote by proxy, you may later revoke your proxy instructions by informing the holder of record in accordance with that holder’s procedures.

What do I do if I receive a white proxy card from the Company?

Proxies on the white proxy card are being solicited by the Company’s board of directors. If you submit a proxy to us by signing and returning the enclosed GREEN proxy card, do not sign or return the white proxy card for Class A stockholders or follow any voting instructions provided by the Company’s board of directors unless you intend to change your vote, because only your latest-dated proxy will be counted at the 2008 Annual Meeting.

If you have already sent a white proxy card to the Company for the matters to be voted on by the Class A stockholders, you may revoke it and vote “FOR” the HCP Nominees by signing, dating and returning the enclosed GREEN proxy card or by voting by telephone or the Internet as described on the GREEN proxy card.

Should I submit a proxy if I plan to attend the 2008 Annual Meeting?

Whether you plan to attend the 2008 Annual Meeting or not, we urge you to sign, date and return a GREEN proxy card or vote by telephone or the Internet as described on the GREEN proxy card. Returning the enclosed GREEN proxy card by mail or voting by proxy by telephone or the Internet will not affect your right to attend the 2008 Annual Meeting and vote in person.

Will any other matters be considered at the 2008 Annual Meeting?

Harbinger NY does not know of any other matter that will be presented for consideration by the Class A stockholders at the Annual Meeting. If any other matter does properly come before the Annual Meeting for approval by the Class A stockholders, and you vote the enclosed GREEN proxy card or through the telephone and Internet voting procedures described above, your proxy holders will vote in their discretion on such matter.

Who can help answer my questions?

If you would like additional copies of this document, would like to ask any additional questions, or need assistance voting your GREEN proxy card, please contact our proxy solicitor:

D.F. KING & CO., INC.

48 Wall Street 22nd Floor

New York, NY 10005

CALL TOLL FREE: (800) 659-5550

OR

BANKS AND BROKERS CALL COLLECT: (212) 269-5550

OR

EMAIL: info@dfking.com

BACKGROUND TO THE SOLICITATION

The HCP Funds and Firebrand formed Harbinger NY for the purpose of investing in public companies with strong brands and depressed stock prices. They found in The New York Times a dynastic business, over 150 years in the making, unparalleled in its name recognition and reputation for journalistic excellence, but hamstrung by poor capital allocation and an incremental strategy for adapting to a changing media landscape. They determined that the bold action necessary to enhance stockholder value, ensure the Company’s economic viability and preserve the legacy and unique role of The New York Times required fresh leadership in the Company’s board room. Toward that end, they assembled a slate of four highly qualified and motivated individuals who, nominated by a large stockholder rather than the existing directors, would be truly independent from management and the Ochs Sulzberger family.

Harbinger NY and the HCP Funds began acquiring shares of Class A Stock in December 2007. As of the date of this proxy statement, Harbinger NY is the beneficial owner, as of [                ], 2008, of an aggregate of [                ] shares of Class A Stock held in street name, representing approximately [                ] percent of the issued and outstanding Class A Stock as of February 22, 2008 (based on the information disclosed in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission). The HCP Funds each hold 100 shares of Class A Stock as direct record owner. We believe the Harbinger NY and the HCP Funds are collectively the largest holder of Class A Stock.

On January 25, 2008, the HCP Funds delivered a formal notice of nomination for the 2008 Annual Meeting nominating Scott Galloway, James A. Kohlberg, Allen L. Morgan and Gregory Shove for election to the Company’s board of directors as Class A directors. Later that day, the Company issued a press release confirming receipt by the Company of the notice of nomination.

On January 27, 2008, Mr. Galloway, sent to Arthur O. Sulzberger and Janet L. Robinson the following letter:

January 27, 2008

Mr. Arthur O. Sulzberger

Chairman and Publisher

Ms. Janet L. Robinson

President and Chief Executive Officer

The New York Times Company

620 Eighth Avenue

New York, New York 10018

Dear Arthur and Janet,

I hope this letter finds you well.

We had hoped to be able to meet with you informally to introduce ourselves and to initiate a constructive dialog. By now, I expect that you have had an opportunity to review the notice regarding our intention to nominate four Class A directors to The New York Times Company’s Board at the 2008 Annual Meeting of Stockholders.

It has been, and remains, our intention to pursue this effort in a spirit of cooperation with the Board and management that moves beyond the old dichotomy of “hostile” and “friendly” and focuses instead upon our shared interest in building shareholder value. To that end, I am writing on behalf of Firebrand/Harbinger, LLC, a company formed by Firebrand Partners and Harbinger Capital Partners, who together own approximately 4.9% of the outstanding common equity of the Company, to request a meeting with you and your Board.

I want to assure you that we are not pursuing a change in the dual class shareholder structure. The New York Times is a great institution controlled by the Sulzberger family and we have no illusion about, or desire to change, that fact. Our efforts are focused on how we can work with management and the Board for the benefit of all stakeholders.

The New York Times is the world’s foremost evangelist for democracy, capitalism and culture. This “public trust” is not at odds with the pursuit of shareholder value, but is complementary, as the Company’s ability to fulfill this role is a function of its economic viability. The greatest threat to The New York Times is the continued diminution of its business model and destruction of shareholder value, both of which imperil the Company’s ability to invest in and maintain the tradition of journalistic excellence that has made The New York Times one of the most trusted brands in the world.

There is nothing wrong with The New York Times Company that cannot be fixed with what is right with The New York Times. We believe a renewed focus on the core assets and the redeployment of capital to expedite the acquisition of digital assets affords the greatest shareholder appreciation and creates the appropriate platform to compete in today’s media landscape.

The current Board, while impressive in stature, has not been effective in inspiring the requisite bold action this media environment demands. Our nominees bring deep expertise in capital allocation, Internet media and brand strategy. In addition to myself, our director nominees include: Allen Morgan, Managing Director at venture capital firm Mayfield Fund, whose investing practice focuses on internet media; Gregory Shove, a former executive at AOL and advisor to Firebrand Partners; and James Kohlberg, co-founder of private equity firm Kohlberg & Company. We are also joined in this effort by Harbinger Capital Partners, which has a long track record of identifying undervalued public companies with untapped potential and investing substantial resources to maximize shareholder value.

Our desire is to serve as an honest broker between the Company, its stakeholders and the opportunities presented for shareholder appreciation. In our meeting, we hope to discuss the optimal capital structure and a path for transforming The New York Times from a low growth company to a robust firm that is both the newspaper of record and the most trusted starting point on the Internet.

I can be reached at 646-262-9076 or sgalloway@firebrandpartners.com and look forward to hearing from you.

Regards,

Scott Galloway

Founder and CIO, Firebrand Partners

On February 8, 2008, following Mr. Galloway’s request, representatives of Harbinger NY and certain of the nominees met with representatives of the Company in an effort by the Participants to introduce the nominees to Company management and commence a dialog. Following that meeting, Mr. Galloway again wrote to Mr. Sulzberger and Ms. Robinson to thank them for the meeting and to remind them that each of the nominees was free to meet with the members of the nominating committee at the committee’s convenience. The Company’s nominating committee made no request to meet with the nominees prior to the filing of the Company’s preliminary proxy statement, as described below.

On February 11, 2008, the Harbinger Persons, Firebrand and Mr. Galloway (the “Reporting Persons”) filed a Schedule 13D with respect to their investment in the shares of Class A Stock. In the Schedule 13D, the Reporting Persons reserved the right to be in contact with members of the Company’s management, the members of the Company’s board of directors, other significant stockholders and others regarding alternatives that the Company could employ to maximize stockholder value. The Reporting Persons also reserved the right to act in concert with any other stockholder of the Company, or other persons, for a common purpose should they determine to do so, and/or to recommend courses of action to the Company’s management, board and stockholders.

On February 12, 2008, the day after the filing the Schedule 13D, the Company announced that two of the incumbent board members, Brenda Barnes and James Kilts, would not be standing for re-election at the 2008 Annual Meeting, and that Robert Denham, a partner in the law firm Munger, Tolles & Olson LLP, and Dawn Lepore, the CEO and chairman of drugstore.com, inc., had agreed to be nominated to the Company’s board of directors.

Over the subsequent days, Harbinger NY continued to acquire shares of Class A Stock, which it reported in amendments to the Schedule 13D.

On February 21, 2008, the Company filed a preliminary proxy statement with the Securities and Exchange Commission which included the nomination by the Company of a full slate of thirteen individuals for election to the Company’s board of directors as Class A and Class B directors. In the filing, the Company’s board of directors unanimously recommended the election of the nominees listed in the proxy statement and urged stockholders not to sign or return any proxy card provided by Harbinger NY.

Later on February 21, 2008, notwithstanding the nomination of a full slate of directors and the unanimous recommendation of the board that those nominees be elected, Mr. Galloway was contacted by a representative of the Company, who informed him that the nominating committee of the board wished to interview the HCP Nominees for consideration by the committee.

On February 22, 2008, certain of the nominees met with representatives of Company management to discuss the Company’s digital strategy.

The Participants believe that the HCP Nominees will add horsepower and domain expertise to the Company’s stated strategy of pursuing leadership positions in key content verticals, both print and online, and rebalancing the Company’s portfolio of properties. The Participants feel that a bright light review of the Company’s capital allocation and internet strategy are key to unlocking stockholder value. However, they believe this effort can only be successful if undertaken by a board that includes directors who are independent and responsive to stockholders and who bring a sense of urgency to the task.

Although four of the Company’s directors will be elected by Class A stockholders at the 2008 Annual Meeting and the remaining directors will be elected by Class B stockholders, once elected, no director has any ongoing status as a “Class A” or “Class B” director. The HCP Nominees, if elected to the Company’s board of directors, will serve with the other directors as members of one board of directors with fiduciary responsibilities towards all stockholders of the Company. The HCP Nominees will, if elected, constitute a minority of the Company’s board of directors. Accordingly, the HCP Nominees, even if they act together, will not be able to adopt any measures proposed by any particular stockholder, including Harbinger NY or the HCP Funds, without the support of at least some incumbent members of the Company’s board of directors. Each of the HCP Nominees is committed to acting in the best interest of the Company’s stockholders and has consented to being named in this proxy statement and, if elected, to serving on the Company’s board of directors.

PROPOSAL 1: ELECTION OF THE HCP NOMINEES AS CLASS A DIRECTORS TO THE COMPANY’S BOARD OF DIRECTORS

Harbinger NY proposes that the Class A stockholders elect Scott Galloway, James A. Kohlberg, Allen L. Morgan and Gregory Shove as Class A directors of the Company at the 2008 Annual Meeting. Each of the HCP Nominees, if elected, would hold office for a term ending at the annual meeting of stockholders for the year 2009 or until a successor has been duly elected and qualified.

Harbinger NY is soliciting proxies of Class A stockholders pursuant to this proxy statement to elect the HCP Nominees as Class A directors and to vote on the other matters set forth herein. Harbinger NY is not soliciting proxies of Class B stockholders with respect to any of the matters upon which the Class B stockholders are entitled to vote at the 2008 Annual Meeting. The Certificate of Incorporation provides Class A stockholders with one vote for each share of Class A Stock held in the election of 30 percent of the Company’s board of directors (or the nearest larger whole number if such percentage is not a whole number) voting separately and as a class and Class B stockholders with one vote for each share of Class B Stock held in the election of the balance of the Company’s board of directors voting separately and as a class. Accordingly, of the thirteen directors to be elected at the 2008 Annual Meeting, four will be elected by the Class A stockholders voting separately as a class and nine will be elected by the Class B stockholders voting separately as a class. The By-laws provide that the election of each class of directors will be by ballot, and nominees receiving the greatest number of votes of each class of stockholders entitled to vote for such directors will be elected.

BACKGROUND OF THE HCP NOMINEES

The following table sets forth the name, age, present principal occupation, business address, and business experience for the past five years and certain other information with respect to each of the HCP Nominees.

This information has been furnished to Harbinger NY by the HCP Nominees.

Name, Age and Business Address	Principal Occupation or Employment During the Last Five Years; Public Company Directorships
Scott Galloway (Age: 43) Business Address: 40 West 4th Street, New York, NY 10014	Mr. Galloway is a Clinical Associate Professor at the New York University Stern School of Business where he teaches brand strategy to second year M.B.A. students. Mr. Galloway is also the Founder and CIO of Firebrand Partners LLC, an operational activist investment firm. In 1992, Mr. Galloway founded Prophet Brand Strategy, Inc., a brand consulting firm that employs over 100 professionals in the United States, Europe and Asia. Mr. Galloway served as the Chief Executive Officer of Prophet from 1992 to 2000 and Chairman until 2002. In 1997, Mr. Galloway founded Red Envelope where he serves on the board of directors. Mr. Galloway also serves on the board of directors of EcoAmerica, an environmental non-profit. In 1999, Mr. Galloway was elected to the World Economic Forum’s “Global Leaders of Tomorrow,” which recognizes 100 individuals under the age of forty “whose accomplishments have had impact on a global level.” Mr. Galloway received an M.B.A. from the Haas School of Business at the University of California at Berkeley and a B.A. in Economics from the University of California at Los Angeles.

Name, Age and Business Address	Principal Occupation or Employment During the Last Five Years; Public Company Directorships
James A. Kohlberg (Age: 50) Business Address: 3000 Alpine Road #100 Menlo Park, CA 94028	Mr. Kohlberg co-founded Kohlberg & Company, a leading middle market private equity firm, which recently raised its sixth private equity fund of $1.5 billion dollars, in 1987. The firm has completed nearly 100 platform investments of undervalued and/or underperforming companies. Mr. Kohlberg is a member of the board of directors of Kohlberg Capital Corporation (formerly known as Kohlberg Capital, LLC). Mr. Kohlberg is an active venture investor in internet media, entertainment, and alternative energy, including ClearEdge Power, a fuel cell company (chairman), Essential Entertainment, a film finance and foreign sales company (chairman) and CurrentTV, an Emmy winning interactive content cable company. Most recently he co-founded an internet media firm, Helium Group LLC (which does business as HalogenGuides.com). Mr. Kohlberg is also active in educational philanthropy through his foundation and is on the board of directors of EcoAmerica, an environmental non-profit.

Allen L. Morgan (Age: 55) Business Address: 2800 Sand Hill Road, Suite 250 Menlo Park, CA 94025	Since January 1999, Mr. Morgan has been a General Partner or Managing Director of Mayfield Fund, a venture capital fund based in Menlo Park, California. From May 1997 to December 1998, Mr. Morgan was a partner in the corporate department of Latham & Watkins LLP in Menlo Park, California. From November 1982 to May 1997, Mr. Morgan was an associate and a partner in the corporate department of Wilson, Sonsini, Goodrich & Rosati, P.C. in Palo Alto, California. He received an A.B. from Dartmouth College in 1976 (summa cum laude, Phi Beta Kappa), a B.A. and M.A. from Oxford University in 1978 and 1983, respectively, and a J.D. from the University of Virginia in 1981. Since February 1999, Mr. Morgan has served as a member of the board of directors of Varsity Group Inc. From 2001 to 2007, Mr. Morgan was a member of the board of directors of PlanetOut Inc. From 2005 to 2006, Mr. Morgan was a member of the board of directors of ValueVision Media, Inc.

Name, Age and Business Address	Principal Occupation or Employment During the Last Five Years; Public Company Directorships
Gregory Shove (Age: 46) Business Address: 625 Second St, 3rd Floor San Francisco, CA 94107	Mr. Shove has served as a member of the board of directors of RedEnvelope, Inc. since May 2007. Mr. Shove co-founded and since 2005 has been the CEO of Helium Group LLC (which does business as HalogenGuides.com), a San Francisco-based internet media company focusing on the luxury travel, real estate and financial services markets. From 2001 to 2005, Mr. Shove was an active private and public company investor, with a focus on consumer markets. Mr. Shove was also the co-founder of 2Market, a Silicon Valley start-up that pioneered the development of interactive shopping and which was acquired by America Online in 1995. Mr. Shove spent over four years at America Online, where he was the first Vice President of Electronic Commerce in 1996. Prior to America Online, Mr. Shove worked at Digital Equipment Corp and Sun Microsystems. Mr. Shove graduated as a Sloan Fellow from Stanford University, Graduate School of Business in 1993 and holds a B.A. in Economics from the University of Western Ontario.

None of the HCP Nominees has carried on an occupation or employment, during the past five years, with the Company or any corporation or organization which is or was a parent, subsidiary or other affiliate of the Company, and none of the HCP Nominees has ever served on the Company’s board of directors. No family relationships exist between any HCP Nominee and any director or executive officer of the Company.

Except as described in Annex A to this proxy statement, none of the HCP Nominees or any of their respective associates owns beneficially, directly or indirectly, or of record but not beneficially, any securities of the Company, or any parent or subsidiary of the Company and no HCP Nominee has purchased or sold any securities of the Company within the last two years.

Harbinger NY urges you to vote “FOR” the election of Scott Galloway, James A. Kohlberg, Allen L. Morgan and Gregory Shove to serve as the four Class A directors on the Company’s board of directors on the GREEN proxy card.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTING FIRM

According to the Company’s proxy statement, the Audit Committee of the Company’s board of directors has selected Ernst & Young LLP, an independent registered public accounting firm, as the Company’s auditors for the fiscal year ending December 28, 2008. The Company is asking stockholders to ratify that selection. According to the Certificate of Incorporation, the affirmative vote of a majority of the Class A Stock and Class B Stock represented at the 2008 Annual Meeting, in person or by proxy, voting together as one class is required to approve the selection of Ernst & Young LLP as the Company’s auditors for the fiscal year ending December 28, 2008. For more information regarding this proposal, see the Company’s proxy statement.

If you return a signed GREEN proxy card without providing voting instructions, your shares will be voted in favor of ratifying the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2008.

Harbinger NY recommends that you vote “FOR” this proposal.

[Remainder of the Page Intentionally Left Blank]

OTHER INFORMATION ABOUT THE HCP NOMINEES AND HARBINGER NY

According to the Company’s proxy statement, under the Company’s compensation plan for directors, who hold office following their election and qualification until the next annual meeting of stockholders and until their successors are elected and qualified, non-employee directors receive compensation comprised of cash compensation and equity compensation. Cash compensation payable to non-employee directors elected at the 2007 annual meeting of stockholders was comprised of an annual retainer of $45,000 per director and an annual cash committee retainer in the following amounts: $20,000 for the audit committee, $10,000 for the compensation committee, $10,000 for the finance committee, $6,000 for the nominating and governance committee and $3,000 for the foundation committee. The presiding director also received a $10,000 annual retainer. The Company’s Non-Employee Director Deferral Plan allows non-employee directors to defer the receipt of a portion of their cash compensation, with deferred amounts credited to a cash account or a phantom Class A Stock unit account, as elected by the director. Cash accounts are credited with interest at market rates and phantom Class A Stock unit accounts are credited with dividend equivalents.

Equity compensation payable to non-employee directors elected at the 2007 annual meeting of stockholders was comprised of a grant of phantom Class A Stock units and options to purchase the Class A Stock. For directors elected at the 2007 annual meeting, the discretionary grant of phantom stock units was valued at $35,000 per director. Options to purchase 4,000 shares of the Class A Stock are granted annually to non-employee directors. According to the Company’s public filings, stock options are generally awarded annually to non-employee directors on the date of the annual meeting of stockholders at which they are elected under the Company’s Non-Employee Directors’ Stock Incentive Plan; options vest on the date of the next succeeding annual meeting of stockholders and have a term of ten years from the date of grant. The Company reimburses reasonable expenses incurred for attendance at board of directors and committee meetings and matches 150 percent of charitable contributions made by directors to colleges, schools, cultural, journalism or environmental organizations, up to a maximum Company contribution of $4,500 per person per year.

The Company maintains directors’ and officers’ liability insurance coverage for the directors of the Company. The aggregate limit for claims under the directors’ and officers’ policy, together with claims under policies providing employment practices, fiduciary and crime liability coverage, is $100 million. If the $100 million combined limit is exhausted, there is a separate $50 million side limit available solely for directors’ and officers’ liability. The Company also provides directors with Company-provided indemnification to the fullest extent permitted by law and the Certificate of Incorporation, and legal protection from personal liability to the Company and its stockholders, as provided by state law and the Certificate of Incorporation. The Participants expect that the HCP Nominees, if elected, will be indemnified for service as directors of the Company to the same extent indemnification is provided to the current directors of the Company under the By-laws and Certificate of Incorporation. The Participants also believe that, upon election, the HCP Nominees will be covered by the Company’s directors’ and officers’ liability insurance.

Harbinger NY and the other Participants derived the foregoing information from the Company’s public filings and are not responsible for the accuracy or completeness of such public filings.

Except as described in Annex A to this proxy statement, the HCP Nominees will not receive any compensation from any Participant to serve as nominees for election or as a director, if elected. The HCP Funds have agreed to indemnify the HCP Nominees against losses incurred in connection with their service as nominees for election as directors of the Company and in connection with the solicitation of proxies in respect thereof, to the extent that indemnification is not otherwise available, including from the Company. The HCP Funds have also agreed to reimburse the HCP Nominees for out-of-pocket expenses incurred in their capacity as nominees, including, without limitation, reimbursement for reasonable travel expenses. Each HCP Nominee has executed a written consent agreeing to be a nominee for election as a director of the Company and to serve as a director if so elected.

Under the terms of the limited liability company agreement of Harbinger NY (described further in Annex A to this proxy statement), the HCP Funds have agreed to indemnify Scott Galloway and Firebrand and its managers, members and officers from and against all liabilities and expenses incurred in connection with the defense or disposition of any claim, action, suit or proceeding in which any such person is involved or with which any such person may be threatened relating to or arising out of activities relating to any investment by Harbinger NY or otherwise relating to or arising out of the limited liability company agreement of Harbinger NY to the extent such liabilities and expenses are not otherwise covered by insurance or indemnification from another source.

Other than as set forth herein (including in Annex A to this proxy statement), none of the Participants, or any of their respective associates, has any arrangements or understandings with any person or persons with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Other than as described herein (including in Annex A to this proxy statement), there are no arrangements or understandings between the HCP Nominees and any other party pursuant to which any such nominee was or is to be selected as a director or nominee.

There are no material proceedings in which the HCP Nominees or any of their associates is a party adverse to the Company or any of its subsidiaries, or material proceedings in which such nominee or any such associate has a material interest adverse to the Company or any of its subsidiaries.

Neither the HCP Nominees nor any of their associates has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans, or other compensation, from, or in respect of, services rendered on behalf of the Company.

During the last five years, and except as otherwise described in this proxy statement or in Annex A to this proxy statement or as would not be material to an evaluation of the ability or integrity of any such nominee to become a director of the Company:

(1)	no petition under the Federal bankruptcy laws or any State insolvency law has been filed by or against, and no receiver, fiscal agent or similar officer has been appointed by a court for the business or property of, any HCP Nominee, or any partnership in which any HCP Nominee was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)	no HCP Nominee has been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)	no HCP Nominee has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities:

(i)	acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)	engaging in any type of business practice; or

(iii)	engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)	no HCP Nominee has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) above, or to be associated with persons engaged in any such activity;

(5)	no HCP Nominee has been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any Federal or State securities law, where the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended or vacated; and

(6)	no HCP Nominee has been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, where the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

None of the HCP Nominees is a current or former officer of the Company and none of the HCP Nominees was an employee of the Company during fiscal year 2007. During fiscal year 2007, no executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity of which any HCP Nominee was an executive officer.

The corporate governance guidelines of the Company, which are available on the Company’s website at www.nytco.com, provide that determinations of independence will be made using the criteria for independence required by the New York Stock Exchange. Based on the standards of independence set forth in such guidelines, the Participants have no knowledge of any facts that would prevent the determination that each of the HCP Nominees is independent.

The Participants do not expect that any of the HCP Nominees will be unable to stand for election, but in the event that such persons are unable to serve or for good cause will not serve, the shares represented by the enclosed GREEN proxy card will be voted for substitute nominees. In addition, the Participants reserve the right to nominate substitute persons if the Company makes or announces any changes to its By-laws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any of the HCP Nominees. In any such case, shares of Class A Stock represented by the enclosed GREEN proxy card will be voted for such substitute nominees. The Participants reserve the right to nominate additional persons if the Company increases the size of the Company’s board of directors above its existing size and as a result the Class A stockholders become entitled to elect additional Class A directors. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of the Participants that any attempt to increase the size of the Company’s board of directors or disqualify any of the HCP Nominees through By-law amendments or otherwise constitutes unlawful manipulation of the Company’s corporate machinery.

Harbinger NY urges you to vote “FOR” the election of each of the HCP Nominees and “FOR” each of the proposals described in this proxy statement.

OTHER MATTERS

Except for the matters discussed above, the Participants know of no other matters to be presented for approval by Class A stockholders at the 2008 Annual Meeting. If any other matters should properly come before the 2008 Annual Meeting for approval by Class A stockholders, and you vote the enclosed GREEN proxy card or through the telephone or Internet voting procedures descried herein, it is intended that the persons named on the enclosed GREEN proxy card will vote those proxies on such other matters in accordance with such persons’ sole discretion.

SOLICITATION OF PROXIES

In connection with the solicitation of proxies of Class A stockholders by Harbinger NY and certain of its affiliates and associates for use at the 2008 Annual Meeting, proxies may be solicited by mail, facsimile, telephone, telegraph, electronic mail, in person and by advertisements. The HCP Nominees may make solicitations of proxies but will not receive compensation for acting as nominees. Solicitations may be made by certain directors, officers, members and employees of Harbinger NY and the HCP Funds, none of whom will receive additional compensation for such solicitation.

None of the HCP Nominees has individually retained any person to provide proxy solicitation or advisory services in connection with the solicitation. Harbinger NY has retained D.F. King & Co., Inc. for solicitation and advisory services in connection with the solicitation, for which D.F. King is to receive a fee of up to $125,000. In addition, D.F. King will be reimbursed for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses. D.F. King will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Harbinger NY will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of the Class A Stock they hold of record. Harbinger NY intends to reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that D.F. King will employ approximately 30 persons to solicit the Company’s stockholders for the 2008 Annual Meeting.

The entire expense of soliciting proxies is being borne by Harbinger NY. Harbinger NY intends to seek reimbursement for the costs of this solicitation from the Company and does not expect to submit such reimbursement to a vote of Company’s stockholders. The costs of this solicitation of proxies, and other costs specifically related to this solicitation, are currently estimated to be approximately $750,000. Harbinger NY estimates that through the date hereof, its total expenditures to date for, in furtherance of, or in connection with, this solicitation are approximately $[            ].

[Remainder of the Page Intentionally Left Blank]

ADDITIONAL INFORMATION

The information concerning the Company contained in this proxy statement and the Annexes attached hereto has been taken from, or is based upon, publicly available information. Although the Participants do not have any information that would indicate that any information contained in this proxy statement concerning the Company is inaccurate or incomplete, the Participants are not responsible for the accuracy or completeness of such publicly available information.

Please refer to the Company’s proxy statement and annual report for certain information and disclosure required by applicable law. This information and disclosure includes, among other things, securities of the Company held by the Company’s directors, nominees, management and five percent stockholders, certain biographical information on the Company’s directors and executive officers, information concerning all matters requiring the approval of Class B stockholders, including the election of Class B directors, information concerning executive compensation, information concerning the Company’s procedures for nominating directors, information concerning the committees of the Company’s board of directors and other information concerning the Company’s board of directors, and procedures for submitting proposals for inclusion in the Company’s proxy statement at the 2009 Annual Meeting of stockholders. Information concerning the date by which proposals of security holders intended to be presented at the 2009 Annual Meeting of stockholders must be received by the Company for inclusion in the Company’s proxy statement and form of proxy for that meeting is also contained in the Company’s proxy statement. This information is contained in the Company’s public filings and the Company’s stockholders should refer to the Company’s proxy statement and its other public filings in order to review this disclosure.

[            ], 2008

HARBINGER CAPITAL PARTNERS NY, LLC

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.

HARBINGER CAPITAL PARTNERS OFFSHORE MANAGER, L.L.C.

HMC INVESTORS, L.L.C.

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS GP, LLC

HMC – NEW YORK, INC.

HARBERT MANAGEMENT CORPORATION

PHILIP FALCONE

RAYMOND J. HARBERT

MICHAEL D. LUCE

FIREBRAND INVESTMENTS, LLC

SCOTT GALLOWAY

JAMES A. KOHLBERG

ALLEN L. MORGAN

GREGORY SHOVE

[Remainder of the Page Intentionally Left Blank]

ANNEX A

INFORMATION CONCERNING THE PARTICIPANTS

The Harbinger Persons, Firebrand and the HCP Nominees comprise the “Participants” in the solicitation of proxies from the Class A stockholders to vote in favor of the election of the HCP Nominees to serve as Class A directors on the Company’s board of directors and the approval of each of the proposals described in this proxy statement.

Harbinger NY, a Delaware limited liability company, was formed to invest from time to time in securities of various companies identified by its members. The address of its office is 555 Madison Avenue, 16th Floor, New York, New York 10022. As of the date hereof, the HCP Funds are the “Class A-1 Members” of Harbinger NY and Firebrand is the “Class B-1 Member” of Harbinger NY. Firebrand has agreed to transfer five percent of the Class B-1 Membership interests in Harbinger NY to each of the HCP Nominees other than Mr. Galloway.

Each member of Harbinger NY, with the approval of the Class A-1 Members, may make capital contributions with respect to particular investments. The Class A-1 Members will allocate capital contributions amongst themselves and approve capital contributions by the Class B-1 Members such that the Master Fund will at all times be entitled to at least 50 percent of all distributions and allocations. Each HCP Fund has the exclusive right of every kind to control and bind Harbinger NY with respect to investments of capital contributions to Harbinger NY attributable to such person. Firebrand has the exclusive right of every kind to control and bind Harbinger NY with respect to investments of capital contributions to Harbinger NY attributable to the Class B-1 Members. Other than as set forth above, Harbinger NY is managed by the Master Fund.

The HCP Funds have the right to consult with Firebrand and Scott Galloway with respect to the investment of their capital contributions to Harbinger NY, and Firebrand and Scott Galloway have agreed to provide such consulting services. With respect to particular investments, the quarterly consulting compensation payable to Firebrand by the HCP Funds will be the lesser of $25,000 and 0.125 percent of the average fair market value of such investment made by Harbinger NY with capital contributions from the Class A-1 Members.

With respect to the distribution of investment proceeds, amounts apportioned to the Class B-1 Members are distributed to such Class B-1 Members. Amounts apportioned to the Class A-1 Members are distributed to such Class A-1 Members and Class B-1 Members as follows: first to the Class A-1 Members, up to the amount of their respective capital contributions (less previous distributions), then to the Class B-1 Members (in such proportion as may be specified by Firebrand with the consent of the Master Fund), until the cumulative past and present distributions made to the Class B-1 Members are equal to 10 percent of the net profits (less certain expenses) realized by the HCP Funds (and/or any of their affiliates) and Harbinger NY, and then the remainder to the Class A-1 Members.

Firebrand, a Delaware limited liability company, was formed to invest from time to time in securities of various companies identified by its manager. The address of its office is c/o Scott Galloway, 210 Little Noyac Path, Water Mill, New York 11976. Scott Galloway is the sole member of Firebrand. Scott Galloway is the sole manager with the exclusive right of every kind to control and bind Firebrand, including, without limitation, with respect to investments of capital contributions. Firebrand also receives consideration from parties with whom it is working that invest in companies in which Firebrand has invested. Distributions are made on a pro rata basis in accordance with capital contributions. Scott Galloway is currently the only member and the only person that has made capital contributions to Firebrand.

The Master Fund, an exempted company organized under the laws of the Cayman Islands, is an investment fund with its principal business and record address at c/o International Fund Services (Ireland) Limited, Third Floor, Bishop’s Square, Redmond’s Hill, Dublin 2, Ireland.

The Special Fund, a Delaware limited partnership, is an investment fund with its principal business address at 555 Madison Avenue, 16th Floor, New York, New York 10022. The address of the Special Fund in the records of the Company is One Riverchase Parkway South, Birmingham, Alabama 35244.

Harbinger Manager, a Delaware limited liability company, is the investment manager of the Master Fund; HMC Investors, a Delaware limited liability company, is the managing member of Harbinger Manager; HCPSS, a Delaware limited liability company, is the general partner of the Special Fund; HMCNY, a New York corporation, is the managing member of HCPSS; HMC, an Alabama corporation, is the managing member of HMC Investors and the parent of HMCNY; Philip Falcone, a United States citizen, is a stockholder of HMC and the portfolio manager of the Master Fund and the Special Fund; Raymond J. Harbert, a United States citizen, is a stockholder of HMC; and Michael D. Luce, a United States citizen, is a stockholder of HMC. The principal business address for each of HCPSS, HMCNY and Philip Falcone is 555 Madison Avenue, 16th Floor, New York, New York 10022. The principal business address for each of Harbinger Manager, HMC Investors, HMC, Raymond J. Harbert and Michael D. Luce is One Riverchase Parkway South, Birmingham, Alabama 35244.

Each of Scott Galloway, James A. Kohlberg, Allen L. Morgan and Gregory Shove is a United States citizen. The principal business address of each of the HCP Nominees is as follows: Scott Galloway, 40 West 4th Street, New York, NY 10014, James A. Kohlberg, 3000 Alpine Road #100, Menlo Park, CA 94028, Allen L. Morgan, 2800 Sand Hill Road, Suite 250, Menlo Park, CA 94025, and Gregory Shove, 625 Second St, 3rd Floor, San Francisco, CA 94107.

Except as described herein, no Participant beneficially owns any securities of the Company or has any personal ownership interest, direct or indirect, in any securities of the Company. Set forth in this Annex A are transactions in the Company’s securities effected by the Participants within the past two years. The shares of Class A Stock owned by Harbinger NY were acquired by Harbinger NY as a result of the contribution of certain shares of Class A Stock by the HCP Funds and with capital contributed to Harbinger NY by the HCP Funds. The shares of Class A Stock owned by the HCP Funds were purchased by the HCP Funds using assets of the HCP Funds. The shares of Class A Stock owned by Harbinger NY and the HCP Funds may be held in brokerage custodian accounts which, from time to time in the ordinary course, may utilize margin borrowing in connection with purchasing, borrowing or holding of securities, and such shares of Class A Stock may thereby have been, or in the future may become, subject to the terms and conditions of such margin debt and terms, together with all other securities held therein. As of the date hereof, no part of the purchase price or market value of any of the shares of Class A Stock is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such shares of Class A Stock.

The HCP Nominees may be deemed to have an interest in their nominations for election as Class A directors to the Company’s board of directors by virtue of compensation the HCP Nominees will receive from the Company as directors, if elected to the board of directors.

During the past ten years, none of the Participants has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

On February 11, 2008, Holley Performance Products Inc. (“Holley”) filed for Chapter 11 bankruptcy protection. Mr. Kohlberg is, and at the time of such filing was, a member of the board of directors of Holley and an officer and the managing member of the general partner of limited partnerships which together hold a substantial majority interest in the sole shareholder of Holley.

Except as described herein or in the proxy statement, no Participants is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profit, or the giving or withholding of proxies.

None of the Participants or any of their respective associates or immediate family members have had or will have a direct or indirect material interest in any transaction since the beginning of the Company’s last fiscal year or any currently proposed transactions to which the Company or any of its subsidiaries was or is to be a participant in which the amount involved exceeds $120,000.

TRANSACTIONS IN THE SECURITIES OF THE COMPANY

On January 17, 2008, the Master Fund entered into three equity swap transactions with Monecor (London) Limited (t/a TradIndex) (“TradIndex”) effective on January 17, 2008, January 28, 2008 and January 29, 2008, respectively, under which TradIndex agreed to pay the Master Fund an amount equal to any increase, and the Master Fund agreed to pay TradIndex an amount equal to any decrease, in the official market price of 229,545, 450,000 and 585,720 notional shares, respectively, above or below an initial reference price of US$ 15.3044, US$ 15.8483 and US$ 15.9616, respectively, per share upon close-out of any transaction. The equity swap transactions do not contemplate interim payments of appreciation or depreciation of the shares, and the Master Fund is not entitled to any dividends on the shares or equivalent thereof. All balances will be cash settled, and neither party shall acquire any ownership interest, voting or similar rights, or dispositive power over any Share under the equity swap transactions. Each equity swap transaction may be closed out by the Master Fund at any time.

On January 17, 2008, the Special Fund entered into three equity swap transactions with Monecor (London) Limited (t/a TradIndex) (“TradIndex”) effective on January 17, 2008, January 28, 2008 and January 29, 2008, respectively, under which TradIndex agreed to pay the Special Fund an amount equal to any increase, and the Special Fund agreed to pay TradIndex an amount equal to any decrease, in the official market price of 320,455, 300,000 and 390,480 notional shares, respectively, above or below an initial reference price of US$ 15.3044, US$ 15.8483 and US$ 15.9616, respectively, per share upon close-out of any transaction. The equity swap transactions provide for the payment by the Special Fund to TradIndex of an upfront commission based on the number of shares transacted. The equity swap transactions do not contemplate interim payments of appreciation or depreciation of the shares, and the Special Fund is not entitled to any dividends on the shares or equivalent thereof. All balances will be cash settled, and neither party shall acquire any ownership interest, voting or similar rights, or dispositive power over any Shares under the equity swap transactions. Each equity swap transaction may be closed out by the Special Fund at any time.

On January 23, 2007, the Master Fund caused 100 of the shares of the Class A Stock beneficially owned by the Master Fund to be registered in the name of the Master Fund and the Special Fund caused 100 of the shares of the Class A Stock beneficially owned by the Special Fund to be registered in the name of the Special Fund. On February 19, 2008, (i) the Master Fund contributed 2,433,422 previously owned shares of Class A Stock to Harbinger NY, and (ii) the Special Fund contributed 1,216,661 previously owned shares of Class A Stock to Harbinger NY. Other than as set forth in this proxy statement, none of the Participants is the record or beneficial owner of any securities of the Company or any parent or subsidiary of the Company.

Other than as described above and set forth in the tables below, none of the Participants has effected any transactions in any securities of the Company in the last two years.

TRANSACTIONS BY HARBINGER CAPITAL PARTNERS NY, LLC

Date of Transaction	Number of Shares Purchase	Price per Share

1/16/2008	250,000	$15.4501
1/17/2008	970,455	$15.1033
1/17/2008	1,354,545	$15.1033
1/18/2008	2,000	$15.1415
1/18/2008	350,000	$15.0355
1/22/2008	88,000	$14.3176
1/22/2008	312,000	$14.4644
1/30/2008	717,414	$16.5082
1/30/2008	478,276	$16.5082
1/31/2008	930,000	$16.2382
1/31/2008	620,000	$16.2382
2/1/2008	616,020	$17.0328
2/1/2008	410,680	$17.0328
2/4/2008	572,400	$16.7763
2/4/2008	381,600	$16.7763
2/5/2008	572,552	$16.8026
2/5/2008	381,702	$16.8026
2/6/2008	367,620	$16.7731
2/6/2008	245,080	$16.7731
2/7/2008	370,837	$16.6895
2/7/2008	247,224	$16.6895
2/8/2008	216,788	$16.4372
2/8/2008	144,524	$16.4372
2/11/2008	155,680	$16.9685
2/11/2008	233,520	$16.9685
2/12/2008	176,440	$17.6192
2/12/2008	264,660	$17.6192
2/13/2008	200,000	$17.9039
2/13/2008	300,000	$17.9039
2/14/2008	210,360	$18.4082
2/14/2008	315,540	$18.4082
2/15/2008	317,200	$18.7069
2/15/2008	475,800	$18.7069
2/19/2008	60,000	$19.0303
2/19/2008	803,520	$19.4242
2/19/2008	142,098	$19.4501
2/19/2008	363,766	$19.3655
2/19/2008	521,596	$19.5785
2/19/2008	40,000	$19.0303
2/19/2008	535,680	$19.4242
2/19/2008	94,732	$19.4501
2/19/2008	242,511	$19.3655
2/19/2008	347,731	$19.5785
2/20/2008	157,800	$20.2926
2/20/2008	300,000	$20.4845
2/20/2008	846,000	$20.6946
2/20/2008	57,300	$20.4398

Date of Transaction	Number of Shares Purchase	Price per Share

2/20/2008	38,200	$20.4398
2/20/2008	105,200	$20.2926
2/20/2008	200,000	$20.4845
2/20/2008	564,000	$20.6946
2/21/2008	60,000	$20.1600
2/21/2008	366,000	$20.2852
2/21/2008	43,200	$20.4840
2/21/2008	18,420	$20.6973
2/21/2008	726,000	$20.2693
2/21/2008	40,000	$20.1600
2/21/2008	244,000	$20.2852
2/21/2008	28,800	$20.4840
2/21/2008	12,280	$20.6973
2/21/2008	484,000	$20.2693
2/22/2008	30,000	$19.2000
2/22/2008	60,000	$19.1500
2/22/2008	45,000	$19.0500
2/22/2008	43,800	$18.9900
2/22/2008	234,000	$19.2200
2/22/2008	303,600	$19.2200
2/22/2008	180,000	$19.2500
2/22/2008	200,160	$19.3000
2/22/2008	480,000	$19.3500
2/22/2008	151,800	$18.9432
2/22/2008	20,000	$19.2000
2/22/2008	40,000	$19.1500
2/22/2008	30,000	$19.0500
2/22/2008	29,200	$18.9900
2/22/2008	156,000	$19.2200
2/22/2008	202,400	$19.2200
2/22/2008	120,000	$19.2500
2/22/2008	133,440	$19.3000
2/22/2008	320,000	$19.3500
2/22/2008	101,200	$18.9432

TRANSACTIONS BY HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.

Date of Transaction	Number of Shares Purchase	Price per Share

12/21/2007	33,333	$17.7152
12/21/2007	641,334	$17.6895
12/24/2007	91,333	$17.5041
12/26/2007	159,305	$17.4562
12/27/2007	266,667	$17.3064
12/28/2007	178,017	$17.3161
12/31/2007	266,667	$17.5549
1/2/2008	306,666	$17.3648
1/3/2008	333,333	$17.5436
1/4/2008	120,200	$17.2644
1/7/2008	36,667	$17.0952

TRANSACTIONS BY HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.

Date of Transaction	Number of Shares Purchase	Price per Share

12/21/2007	16,667	$17.7152
12/21/2007	320,666	$17.6895
12/24/2007	45,667	$17.5041
12/26/2007	79,652	$17.4562
12/27/2007	133,333	$17.3064
12/28/2007	89,009	$17.3161
12/31/2007	133,333	$17.5549
1/2/2008	153,334	$17.3648
1/3/2008	166,667	$17.5436
1/4/2008	60,100	$17.2644
1/7/2008	18,333	$17.0952

IMPORTANT

Tell your board of directors what you think! Your vote is important. No matter how many shares of the Company’s Class A Stock you own, please give Harbinger NY your proxy with respect to the Class A Stock at the 2008 Annual Meeting to vote: (1) “FOR” the election of the HCP Nominees as the four Class A directors on the Company’s board of directors, (2) “FOR” the Company’s proposal to ratify the selection of Ernst & Young LLP as the Company’s auditors for the fiscal year ending December 28, 2008, and (3) to grant discretionary authority to the proxy holders to vote on all matters as may properly come before the 2008 Annual Meeting for approval by the Class A stockholders.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares. Accordingly, please vote your shares according to the voting instructions provided by your nominee or contact the person responsible for your account and instruct that person to execute the GREEN proxy card representing your shares. Harbinger NY urges you to confirm in writing your instructions to Harbinger NY in care of the address provided below so that Harbinger NY will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you would like additional copies of this document, would like to ask any additional questions, or need assistance voting your GREEN proxy card, please contact our proxy solicitor:

D.F. KING & CO., INC.

48 Wall Street 22nd Floor

New York, NY 10005

CALL TOLL FREE: (800) 659-5550

OR

BANKS AND BROKERS CALL COLLECT: (212) 269-5550

OR

EMAIL: info@dfking.com

PROXY SOLICITED BY

HARBINGER CAPITAL PARTNERS NY, LLC,

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.,

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.,

HARBINGER CAPITAL PARTNERS OFFSHORE MANAGER, L.L.C.,

HMC INVESTORS, L.L.C.,

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS GP, LLC,

HMC—NEW YORK, INC.,

HARBERT MANAGEMENT CORPORATION,

PHILIP FALCONE,

RAYMOND J. HARBERT,

MICHAEL D. LUCE,

FIREBRAND INVESTMENTS, LLC,

SCOTT GALLOWAY,

JAMES A. KOHLBERG,

ALLEN L. MORGAN,

AND

GREGORY SHOVE

YOUR VOTE IS VERY IMPORTANT

Please take a moment now to vote your shares of The New York Times Company Class A Stock for the 2008 Annual Meeting of stockholders

YOU CAN VOTE TODAY IN ONE OF THREE WAYS

1.	Vote by Telephone—Please call toll-free from the U.S. or Canada the phone number listed on your proxy card and follow the simple instructions provided. You will be required to provide the unique control number printed on your proxy card.

2.	Vote by Internet—Please access the website listed on your proxy card and follow the simple instructions provided. Please note you must type an “s” after http. You will be required to provide the unique control number printed on your proxy card.

You may vote by telephone or Internet 24 hours a day, 7 days a week until 11:59 p.m. Eastern Time, the day before the 2008 Annual Meeting . Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card.

3.	Vote by Mail—If you do not have access to a touch-tone telephone or to the Internet or wish to vote by mail, please sign, date and return the proxy card in the envelope provided, or mail to: Harbinger Capital Partners NY, LLC, c/o D.F. King & Co., Inc. 48 Wall Street, 22nd Floor, New York, NY 10005.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED

GREEN PROXY

PLEASE MARK

VOTES AS IN THIS EXAMPLE

WE URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEES AND FOR THE APPROVAL OF EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

Proposal 1: To elect the Harbinger NY nominees, 01-Scott Galloway, 02-James A. Kohlberg, 03-Allen L. Morgan and 04-Gregory Shove as Class A directors. If elected, such nominees will constitute four out of thirteen members of The New York Times Company board of directors.

☐	FOR ALL

☐	WITHHOLD FROM ALL

☐	FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark the “FOR ALL EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below. Your shares will be voted for the remaining nominee(s).

Proposal 2: Proposal of the Company’s board of

directors to ratify the selection of Ernst & Young

LLP, an independent registered public accounting

firm, as the Company’s auditors for the fiscal year

ending on December 28, 2008.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Other Matters: To vote in their discretion on all other matters as may properly come before the annual meeting to which the Class A stockholders are entitled to vote on.

Date:                                           , 2008

Signature

Signature (if held jointly)

Title(s), if any

Please sign exactly as your name(s) appear hereon. If shares are issued in the name of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation or other company should be signed in its name by its authorized officers. Executors, administrators, trustees, partners and authorized officers of corporations should indicate their positions when signing.

Your signature on this proxy is acknowledgment of the receipt of our proxy statement dated [            ], 2008. Your signature revokes all proxies previously given by you to vote at the 2008 Annual Meeting.

PLEASE SEE REVERSE SIDE FOR

THREE EASY WAYS TO VOTE!

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED

GREEN PROXY CARD

THE NEW YORK TIMES COMPANY

2008 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF

HARBINGER CAPITAL PARTNERS NY, LLC,

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.,

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.,

HARBINGER CAPITAL PARTNERS OFFSHORE MANAGER, L.L.C.,

HMC INVESTORS, L.L.C.,

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS GP, LLC,

HMC – NEW YORK, INC.,

HARBERT MANAGEMENT CORPORATION,

PHILIP FALCONE,

RAYMOND J. HARBERT,

MICHAEL D. LUCE,

FIREBRAND INVESTMENTS, LLC,

SCOTT GALLOWAY,

JAMES A. KOHLBERG,

ALLEN L. MORGAN,

AND

GREGORY SHOVE

The undersigned appoints and constitutes [            ] and [            ], and each of them, as proxies, with full power of substitution, to represent the undersigned at the 2008 Annual Meeting of Stockholders of The New York Times Company, a New York corporation, to be held on April 22, 2008 at 10:00 a.m., Eastern Time, at TheTimesCenter, 242 West 41st Street, New York, NY 10018, and at any adjournment, postponement or any special meeting that may be called in lieu thereof, hereby revoking any proxies previously given, to vote all Class A Stock that the undersigned is entitled to vote as directed below, and in their discretion upon such other matters as may come before the meeting for approval by the Class A stockholders. IF YOU RETURN A VALIDLY EXECUTED PROXY CARD, AND DO NOT PROVIDE DIRECTION ON A PROPOSAL, YOUR SHARES WILL BE VOTED “FOR” ANY SUCH PROPOSAL

YOUR VOTE IS VERY IMPORTANT—PLEASE VOTE YOUR PROXY TODAY

(Continued and to be signed and dated on the reverse side)